EXHIBIT 10.5

                      MERGER AGREEMENT BETWEEN THE COMPANY
                       AND TELECOM INVESTMENT CORPORATION


                          AGREEMENT AND PLAN OF MERGER



              THIS  AGREEMENT  AND PLAN OF MERGER is made and entered into as of
January 31, 1997, by and between WIRELESS CABLE & COMMUNICATIONS, INC., a Nevada corporation (the "Parent"), NEWWCCI, INC., a Delaware corporation and a wholly-owned subsidiary of Parent ("Subsidiary"), and TELECOM INVESTMENT CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS:

              WHEREAS, the respective Boards of Directors of the Company, the Subsidiary and Parent deem it advisable and in the best interests of their shareholders to effect the merger (the "Merger") of the Subsidiary with and into the Company pursuant to this Agreement.

              WHEREAS, the respective Boards of Directors of the Company, Parent and Subsidiary, and all of the shareholders of the Company and the Subsidiary have approved the Merger.

              WHEREAS, for federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Sections 368(a) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   AGREEMENT:

              NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I - THE MERGER


              1.1 The Merger. Upon the terms and subject to the conditions hereof, at the Effective Time (as defined in Section 1.2), (a) the separate existence of Subsidiary shall cease and Subsidiary shall be merged with and into the Company (the Subsidiary and the Company are sometimes referred to herein as the "Constituent Corporation" and the Company is sometimes referred to herein as the "Surviving Corporation"). The Merger shall have all the effects of a merger as provided by Section 259 of the Delaware General Business Laws (the "Act").


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              1.2 Effective Date and Time of the Merger. On the Closing Date and
subject to the terms and conditions hereof, articles or certificate of merger (the "Articles of Merger") shall be duly prepared, executed and acknowledged by each of the Subsidiary and the Company in compliance with the applicable provisions of the Act and shall be delivered for filing to the Secretary of State of Delaware (the "Secretary") as provided in the Act as soon as practicable on or after the Closing Date. The Merger shall become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the Articles of Merger are so filed, or at such time thereafter as is provided in such Articles of Merger by mutual agreement of Parent and the Company. If the Secretary requires any changes in the Articles of Merger as a condition to filing the Articles of Merger or to issuing a certificate of merger, the Subsidiary and the Company will execute necessary revisions incorporating such changes, provided they are not inconsistent with, or result in any material change to, the terms of this Agreement.

              1.3 Articles of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation.

              1.4 Bylaws of the Surviving Corporation. The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein, in the Certificate of Incorporation of the Surviving Corporation, or by the Act.

              1.5 Board of Directors of the Surviving Corporation. The directors of the Company immediately prior to the Effective Time shall be the directors of the Surviving Corporation, without change, until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the applicable provisions of the Certificate of Incorporation of the Surviving Corporation and the Bylaws of the Surviving Corporation.

              1.6 Officers of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be and become the officers of the Surviving Corporation, without change, until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Certificate of Incorporation of the Surviving Corporation and the Bylaws of the Surviving Corporation.

              1.7 Closing and Closing Date. Prior to the filing of the Articles of Merger, a closing (the "Closing") of the transactions herein contemplated shall take place for the purpose of confirming the satisfaction of, or if permissible, waiver, of the conditions set forth in Article VI hereof. The Closing will take place as soon as practicable after the satisfaction, or, if permissible, waiver, of the conditions set forth in Article VI hereof (such time and date being referred to herein as the "Closing Date"), at the offices of Parsons Behle & Latimer, 201 South Main Street, Suite 1800, Salt Lake City, Utah, or at such other place as Parent and the Company shall agree. At the Closing, each of the parties shall take all such actions and execute and deliver all such documents, instruments, certificates and other items as may be required under this Agreement or otherwise, in order to perform or fulfill all covenants, conditions and agreements on its part to be performed at or prior to the Closing Date and to cause all conditions precedent to the other party's obligations under this Agreement to be satisfied in full.

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                      ARTICLE II - CONVERSION OF SECURITIES

              2.1 Conversion of Company Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of any of the parties or any holder of any shares of the Company or Subsidiary, all of the outstanding common shares of the Company (the "Company Common Shares"), shall, in the aggregate, be converted into the right to receive 2,397,732 fully paid and nonassessable shares of the Parent's Series A Preferred Stock (the "Parent Shares") upon surrender of the certificates formerly representing such Company Common Shares.

              2.2 Conversion of Subsidiary Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of any of the parties or any holder of any shares of the Company or Subsidiary, each of the issued and outstanding common shares of the Subsidiary shall be converted into and become 1,000 validly issued, fully paid and nonassessable common shares of the Surviving Corporation.

              2.3 Options for Company Shares. All outstanding options or warrants to acquire Company Common Shares shall, as of the Effective Date and by virtue of the Merger and without any action on the part of the parties or any holder of such options or warrants, be converted into the right to acquire (upon substantially the same terms and conditions as the outstanding options or warrants to acquire the Company Common Shares, as adjusted to reflect the relative rights and preferences thereof and the relative dilution resulting from the exercise of such options and warrants to the existing shareholders of the Company assuming no consummation of the Merger) Parent Shares.

                       ARTICLE III - PAYMENT AND SURRENDER

              3.1  Ownership and Delivery of Certificates.

                      (a) Payment Schedule. At or prior to the Closing, the Company shall deliver to the Subsidiary a schedule (the "Ownership Schedule") containing, to the best knowledge of the Company, the names and addresses of all holders of shares of the Company and rights in respect thereof. The schedule shall also set forth all option or warrant holders of the Company Common Shares. With respect to each holder, the Ownership Schedule shall indicate (i) the number of Company Common Shares currently owned or subject to acquisition by the holder, and (ii) the aggregate number of shares of Parent Shares to be received by such holder.

                      (b) Delivery of Certificates. The Company shall use its reasonable efforts to obtain prior to the Closing Date, the surrender of the certificates representing as many of the Company Common Shares as possible. All such certificates shall be duly endorsed in blank, or accompanied by blank stock powers. In the case of Company Common Shares, the certificates representing shares which have been lost, mutilated or destroyed, the Company will use its reasonable efforts to obtain from the owners of such shares an affidavit of lost certificate, in such form as shall be approved by the Subsidiary. As to any certificates representing Company Common Shares which are surrendered to the Company by a person, firm or entity other than the record holder thereof as shown on the books and records of the Company, the Company shall accept the surrender of such certificates only when such certificates are accompanied by such documents and instruments confirming the ownership rights

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in such shares as shall be  satisfactory  to the  Subsidiary.  The Company shall hold all shares surrendered to it pursuant to this Section 3.1(b) in escrow until the Closing.

                      (c) Delivery of Parent Shares. At the Closing, on the basis of the Payment Schedule, Subsidiary shall deliver, to each holder that has theretofore surrendered its certificates or acceptable evidences thereof to the Company in accordance with Section 3.1(b) hereof, that number of Parent Shares referred to in clause 4.1(a) (ii) above. Any part or portion of the total number of Parent Shares which are not so distributed to shareholders of the Company upon the Closing Date in accordance with this Section 4.1(c) shall be held by Parent. Parent shall send to any holders of Company Common Shares who shall not have so surrendered stock certificates, or acceptable evidences thereof, at or prior to the Closing Date, a letter of transmittal instructing such holders to surrender to Parent their certificates, duly endorsed in blank, or acceptable evidences thereof. Upon delivery thereof, the holders shall be entitled to, and the Parent shall distribute to such holders, the Parent Shares for the shares of Company Common Shares held by such holders.

              3.2 Closing of Transfer Records. After the close of business on the Closing Date, transfers of the Company Common Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

              4.1 Representations and Warranties of the Subsidiary. Subsidiary represents and warrants to the Company as follows:

                      (a) Organization; Good Standing. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted.

                      (b) Execution and Validity of Agreements. The execution and delivery by Subsidiary of this Agreement, and the consummation of the transactions provided for herein have been duly authorized by all requisite corporate and shareholder action. This Agreement has been duly and validly executed and delivered by Subsidiary, and, assuming due authorization, execution and delivery of this Agreement by the other parties to it, is a legal, valid and binding obligation of Subsidiary, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                      (c) Effect of this Agreement. The execution, delivery and performance of this Agreement by Subsidiary, and the consummation by it of the transactions contemplated hereunder, do not and will not conflict with or result in a breach or termination of any term or provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of its properties or assets pursuant to any corporate charter, bylaw, mortgage, deed of trust, indenture or other agreement or instrument, or any order, judgment, decree or like restriction, statute or regulation by which it or any of its assets and properties may be bound.


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                      (d) No Approvals or Notices  Required:  No Conflicts  With
Instruments. The execution, delivery and performance of this Agreement by Subsidiary and the consummation by it of the transactions contemplated hereby will not (i) constitute a violation (with or without the giving of notice or lapse of time) of any provision of applicable law, (ii) require any consent, approval or authorization of any person or governmental authority which it has not obtained, (iii) result in a default under, acceleration or termination of, or the creation in any person or entity of the right to accelerate, terminate, modify or cancel, any agreement, lease, franchise, permit, note or other restriction, encumbrance, obligation or liability to which Subsidiary is a party or by which it is bound or to which any of its assets are subject, (iv) result in the creation of any lien or encumbrance upon Subsidiary's assets, (v) conflict with or result in a breach of or constitute a default under any provision of Subsidiary's Certificate of Incorporation or Bylaws, or (vi) conflict with, result in tortious interference as a result of such conflict with, or otherwise violate, any contract or arrangement between Subsidiary and any other person.

                      (e) Broker. Neither Subsidiary nor any of its affiliates (including Parent) or anyone acting on behalf of it, has taken any action relating to any broker, finder, consultant or other expert which could result in the imposition upon the Company, or any of its affiliates, of any obligation to pay a fee to any broker, finder, consultant or other similar expert in connection with this Agreement or the transactions contemplated hereby.

              4.2 Representations and Warranties of the Company. The Company hereby represents and warrants to Subsidiary and Parent as follows:

                      (a) Disclosure Schedule. Prior hereto (and updated on the date hereof) the Company has delivered to Subsidiary and Parent a schedule (the "Disclosure Schedule"), which is incorporated by reference herein and which represents, except as otherwise provided therein, a correct and complete listing of the information called for and copies of all documents called for and setting forth as of the date hereof (unless otherwise specifically indicated) the following:

                               (i) A true  and  complete  copy of the  Company's
Certificate of Incorporation, together with all amendments and restatements thereto through the date hereof, and a true and complete copy of the Bylaws of the Company as in effect on the date hereof;

                               (ii) A  listing  of all  jurisdictions  where the
Company has qualified to do business as a foreign corporation, with true and complete copies of all certificates of authority to do business as a foreign corporation, certified by the appropriate governmental authorities;

                               (iii) The  unaudited  financial  statements  (the
"Unaudited Financial Statements") of the Company for the fiscal year ended August 31, 1996 and for the 3 months ended November 30, 1996, including the Company's balance sheet (the "Balance Sheet") dated November 30, 1996 (the "Balance Sheet Date");

                               (iv) A complete list of any real  property  owned
or leased by the Company, together with a materially complete legal description of such real property;


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                               (v) A materially  correct list and description of
all items of machinery, tools and equipment owned or leased by the Company (pursuant to capital and operating leases);

                               (vi) Copies of all issued patents, pending patent
applications, registered trademarks, trade names, servicemarks, brandmarks, brand names or copyrights owned or used by the Company, together with copies of all registrations, licenses and royalty agreements for any of the foregoing, owned in whole or in part by the Company; copies of all written, and a description of all oral, licenses granted by or to the Company and all other agreements to which the Company is a party which relate, in whole or in part, to any of the above; and a list describing all trade secrets, know-how or processes owned and presently utilized by the Company;

                               (vii)  Copies  of  all   business   licenses  and
permits, approvals or similar notices (including without limitation all environmental and health licenses, permits, approvals and notices) issued to and held by the Company from any Federal, foreign, state or local governmental body;

                               (viii)   Copies  of  any  policies  of  insurance
(including without limitation fidelity bonds covering officers and employees and policies on the life of any directors, officers or key employees) in force now and insuring the liabilities, risks, or properties or other assets of the Company;

                               (ix) Copies of all written,  or a description  of
the material terms of all oral, existing contracts and agreements (including, without limitation, mortgages, leases, loan agreements, and credit agreements), to which the Company is a party or by which it or any of its properties or assets may be bound other than (A) contracts involving less than $50,000 each or
(B) contracts or commitments which are terminable by the Company upon no more than thirty (30) days' notice without penalty (collectively, the "Material Contracts");

                               (x) Copies of any and all agreements  between the
Company and any other party relating to the purchase or sale of capital stock or any other security of the Company;

                               (xi) Copies of all written,  or a description  of
all oral employment and consulting agreements, executive compensation plans, incentive compensation plans, employee stock purchase and stock option plans, and other plans or arrangements providing for benefits for the employees of the Company;

                               (xii)  The name of each  bank or other  financial
institution from which credit commitments, loans or financing to the Company are outstanding, together with complete copies of any existing credit agreements and/or other banking documentation related thereto;

                               (xiii)  The name of each bank or other  financial
institution where the Company has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto;


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                               (xiv)   The   names   of  all   persons,   firms,
associations, corporations or business organizations holding general or special powers of attorney from the Company and a summary of the terms thereof;

                               (xv)  The  names of the  plaintiffs,  defendants,
claimants or other parties, the court, agency or other forum and the applicable docket numbers of all pending claims, actions, suits, or legal, administrative, arbitrations or other proceedings or investigations to which the Company or any officer or director of the Company (with respect to matters relating to the Company) has received service of process or other official notification; and

                               (xvi) A list of all  accounts  receivable  of the
Company.

              Except as otherwise indicated in the Disclosure Schedule, true and complete copies of all documents, including all amendments thereto, and a description of all oral agreements referred to in the Disclosure Schedule shall be attached thereto. Except as otherwise noted in the Disclosure Schedule, there is not, under any of the documents, rights, obligations and commitments referred to in the Disclosure Schedule (including without limitation any of the Material Contracts) any existing breach, default or event which with notice and/or lapse of time would constitute a default thereunder by the Company or, to the Company's knowledge, by any other party thereto, nor has any party thereto given notice of or made a claim with respect to any such breach or default.

                      (b)  Organization; Good Standing; No Subsidiaries.

                               (i) The Company is a corporation  duly organized,
validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, and is duly qualified to do business as a foreign corporation in every jurisdiction wherein the failure to so qualify would have a material and adverse effect on the Company or its business, and the Company has not been requested to so qualify in any jurisdiction.

                               (ii)  The  Company  has one  subsidiary,  Telecom
Investment Corporation del Peru, S.A. ("TICP"), a Peruvian corporation, which is owned 89% by the Company. TICP's other shareholders are Tom Cauchois, a member of the Company's board of directors, who holds 10% of TICP and a Peruvian national who is a shareholder in Telesco S.A., which has a joint venture agreement with TICP.

                      (c) Execution and Validity of Agreements. The Company has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Subsidiary and Parent, is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                      (d)  Capital Stock.


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                               (i)  Schedule  5.2(d)(i)  hereto  accurately  (A)
describes the authorized  capital stock of the Company,  (B) lists the number of
shares  of  such  capital  stock  presently   issued  and  outstanding  and  (C)
identifies, to the best knowledge of the Company, the true and lawful owner of each of the shares of such capital stock. All of the outstanding shares of capital stock have been duly and validly authorized and issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof. The Company does not have any capital stock outstanding other than as listed in Schedule 5.2(d)(i) hereto;

                               (ii)  Schedule   5.2(d)(ii)   hereto   accurately
describes the number of shares of Company Common Stock with respect to which warrants are outstanding, and with respect to which stock options have been granted and are outstanding, and identifies the holder and owner of such warrants and stock options. Except for the conversion rights of such outstanding warrants and stock options, the Company has no outstanding subscriptions, options, rights, warrants, calls, commitments or agreements of any kind to issue or acquire any shares of capital stock of the Company, or any securities convertible into any shares of such capital stock and, other than this Agreement, there are no shareholder or other agreements or understandings with respect to the sale or transfer of any shares of such capital stock or other securities;

                      (e) Financial Statements. The Unaudited Financial Statements are true and correct and fairly present, in all material respects, the financial position of the Company as of the dates indicated and the results of operations for the periods therein indicated.

                      (f) Accounts Receivable and Accounts Payable. All accounts receivable and all other receivables reflected on the Balance Sheet and all such receivables arising after the Balance Sheet Date are bona fide receivables and are current and enforceable and arose in the ordinary course of business. No material counterclaims or offsetting claims with respect to such receivables are pending or, to the Company's knowledge have been, threatened. All accounts payable and all other payables reflected in the Balance Sheet are bona fide payables which arose in the ordinary course of business and have been paid or are not yet due and payable.

                      (g) Undisclosed Liabilities. The Company has no material debts or liabilities or obligations of any nature whatsoever, whether accrued, absolute or contingent, determined or undetermined, known or unknown, and whether due or to become due (including, without limitation, liability for taxes, assessments, penalties, fees or interest), except (i) liabilities or obligations specifically reflected and, if appropriate, reserved against on the Balance Sheet, (ii) liabilities or obligations arising in the ordinary course of business since the date of the Balance Sheet, none of which, individually or in the aggregate, involves or will involve, individually or in the aggregate, more than $50,000, (iii) liabilities or obligations set forth in the Disclosure Schedule, and (iv) contractual obligations of the Company under contracts incurred in the ordinary course of business which are not required to be disclosed in the Disclosure Schedule.

                      (h) Absence of Certain Changes or Events. Since the Balance Sheet Date, there has been no material adverse change in the assets, liabilities, operations or business prospects of the Company, and the Company has not (i) declared any dividend or made any payment or other distribution in respect of its shares of capital stock, (ii) acquired or disposed of any shares of its capital stock, (iii) entered into any transaction with any officer, director, employee, or any known

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                      relative  thereof or any  entity in which any such  person has an interest, except the payment of rent, salaries, wages and expenses reimbursement in the ordinary course of business at the same levels in effect prior to such date,(iv) incurred any obligation or liability (contingent or otherwise), except (A) this Agreement, (B) normal trade and other obligations incurred in the ordinary course of business, and (C) obligations under contracts, agreements and leases, the performance of which have not and will not, individually or in the aggregate exceed $50,000, (v) discharged or satisfied any lien or other encumbrance or paid any obligation or liability (fixed or contingent), except in the ordinary course of business or required by the terms thereof or in connection with the transactions contemplated herein,
(vi) mortgaged, pledged or subjected to any lien or other encumbrance any of its assets (whether tangible or intangible), (vii) sold, assigned, transferred, conveyed, leased or otherwise disposed of or agreed to sell, lease or otherwise dispose of any of its assets except for sales of assets for fair consideration in the ordinary course of business, (viii) canceled or compromised any debt or claim, except in the ordinary course of business, (ix) waived or released any rights, except for waivers or releases made in the ordinary course of business,
(x)  transferred  or granted any rights  under any of its  concessions,  leases,
licenses,   agreements,   patents,   trademarks,   trade  names,   servicemarks,
brandmarks, brand names, copyrights, or with respect to any of its inventions or know-how, (xi) made any single capital expenditure in excess of $50,000, or entered into any commitment therefor, (xii) suffered any casualty loss or damage, whether or not covered by insurance, or (xiv) except as otherwise provided in this Subsection (h), entered into any other transaction, contract or commitment other than in the ordinary course of business.

                      (i) Taxes. The Company has not yet filed any federal, state, local or foreign returns in any jurisdiction relating to any taxes, assessments, penalties, fees, interest and other governmental charges on the Company's properties, income or franchises ("Taxes"). The provision for Taxes payable reflected on the Unaudited Financial Statements is adequate for the payment of all liabilities of the Company for Taxes through the date of such Unaudited Financial Statements. In addition, the Company has made or by the Closing Date, will have made, adequate provision for the payment of Taxes accrued or accruable through the end of the month preceding the Closing. None of the income tax returns of the Company have been audited. The Company has not executed or filed with any applicable taxing authority any agreement or other document having the effect of extending the period for assessment or collection of any taxes. The Company is not a party to any action or proceeding pending, or threatened, by any governmental authority for assessment or collection of taxes and no claim for assessment or collection of taxes has been asserted against the Company. The Company is not part of an Affiliated Group (as defined in the Code).

                      (j) Litigation. There are no claims, actions, suits or legal or administrative arbitrations or other proceedings or investigations relating to or pending against the Company, or, to the Company's knowledge, threatened against or affecting the Company, or to which the Company is a party, before or by any Federal, foreign, state, local or other governmental or non-governmental department, commission, board, bureau, agency, court or other instrumentality, or by any private person or entity, and, to the Company's knowledge, there are no facts which would provide a basis for any such claim, action, suit or proceeding. There are no existing or, to the knowledge of the Company, threatened orders, judgments or decrees of any court or governmental agency which specifically apply to the Company or any of its properties or assets.


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                      (k) Labor  Controversies.  The Company has complied in all material respects with all applicable Federal, foreign, state or local laws or regulations thereof relating to wages, hours, collective bargaining and the payment of Social Security and similar taxes; and the Company is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. The Company has complied in all material respects with all applicable Federal, foreign, state or local laws or regulations thereof relating to occupational safety; and the Company is not liable for any penalties for failure to comply therewith.

                      (l) Patents; Trademarks, etc. The Company possesses all those patents, patent licenses, trade names, trademarks, servicemarks, brandmarks, brand names, copyrights, know-how, formulae and other proprietary and trade rights necessary for the conduct of its business as now conducted, subject to no restrictions and without any known conflict with the rights of others, and to the knowledge of the Company, no person or entity has made any claims or threatened that the Company is in violation or infringement of any patent, patent license, trade name, trademark, servicemark, brandmark, brand name, copyright, know-how, formula or other proprietary or trade rights of such third party, and no assignments, grants, or licenses to use such marks, copyright, know-how, formulae or trade rights have been granted by the Company.

                      (m)  Compliance with Law.

                               (i) The Company has all governmental licenses and
permits (Federal, foreign, state and local) necessary to conduct its business, and such licenses and permits are in full force and effect. No notices of violation are or have been received with respect to any such licenses or permits, and no proceeding is pending or, to the Company's knowledge, threatened looking toward the revocation or limitation of any such license or permit;

                               (ii)  The  Company  has  duly   complied  in  all
material respects with all applicable Federal, foreign, state and local laws and regulations relating to the operation of its business; and

                               (iii)  The  Company  has  duly  complied  in  all
material respects with all applicable Federal, foreign, state and local laws and regulations which have been enacted or adopted relating to the protection of the environment.

                      (n) No Approvals or Notices Required; No Conflicts With Instruments. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby will not (i) constitute a violation (with or without the giving of notice or lapse of time) of any provision of applicable law, (ii) require any consent, approval or authorization of any person or governmental authority, (iii) result in a default under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, franchise, permit, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any of its assets are subject, (iv) result in the creation of any lien or encumbrance upon the Company's assets, (v) conflict with or result in a breach of or constitute a default under any provision of the Company's Certificate of Incorporation or Bylaws, or (vi) conflict with, result in tortious interference as a result of such conflict with, or otherwise violate, any contract or arrangement between the Company and any other person.

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                      (o) Disclosure.  The Company has not failed to disclose to
Subsidiary or Parent any fact which could reasonably be anticipated to impact negatively upon Subsidiary's or Parent's decision to enter into this Agreement.

                      (p) Title to Properties; Absence of Liens and Encumbrances. The Company has good and merchantable title to the properties and assets owned by it, including all property reflected in the Balance Sheet, free and clear of all liens, security interests, charges, claims and encumbrances, other than (i) as may be referred to in the Balance Sheet or described in the Disclosure Schedule, (ii) any liens for taxes not yet due and payable or being contested in good faith by appropriate proceedings.

                      (q)  Employee Benefit Plans.

                               (i)  The  Company  does  not  currently  have  or
maintain, and has not in the past maintained, employee benefit plans ("Benefit Plans") as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other bonus, incentive, retirement or other employee benefit plans, programs or arrangements, under which the Company has any present or future obligation or liability or under which any current or former employee of the Company has any present or future rights to benefits;

                               (ii) The Company does not  contribute  to or have
any present or future obligation or liability in connection with any multiemployer plans, as defined in Section 4001(a)(3) of ERISA, or with any employee pension benefit plan, as defined in Section 3(2) of ERISA, subject to Title IV of ERISA.

                              ARTICLE V - COVENANTS

              5.1 Pre-Closing Covenants. The Company and Parent, as the case may be, covenant and agree to take the following actions between the date hereof and the Closing Date:

                      (a) Operation of the Business. Between the date hereof and the Closing Date, the Company shall:

                               (i)  operate  the  business of the Company in the
ordinary course, consistent with past practices;.

                               (ii)  maintain  such  insurance on the assets and
properties of the Company, and with respect to the conduct of the business of the Company, in such amounts and of such kinds as may be in effect on the date of this Agreement;

                               (iii) comply with all laws  applicable to it, the
violation of which would have a material adverse effect on its operations.

              Furthermore, the Company shall not, between the date hereof and the Closing Date, without the express written consent of Parent:


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                               (i)  assume  or  create  a   mortgage,   security
interest, pledge, lien or encumbrance of or upon any of the assets of the Company, except for security interests or liens arising in the ordinary course of business as a matter of law or contract for the purchase of goods not yet paid for;

                               (ii)  amend,   renew  or  terminate  any  of  the
Company's contracts, agreements, franchises, permits or licenses, other than in the ordinary course of business or as may be required by the terms hereof;

                               (iii) sell, lease,  transfer or otherwise dispose
of any of the properties or assets of the Company, other than in the ordinary course of business, or cancel or compromise any debt or claim owing to the Company or waive, compromise or release any right relating to the Company;

                               (iv)  institute  or amend any Benefit Plan or any
other bonus, stock option, profit sharing, pension, retirement or other similar arrangement or plan, except amendments required by law or amendments required to prevent the expiration or termination thereof (of which the Company shall notify Parent);

                               (v)  enter into any employment contract;

                               (vi)  institute or increase any  compensation  or
benefits payable to any officer or employee of the Company, or pay or accrue any bonus to any such officers or employees, except as required by the policies or agreements listed on the Disclosure Schedule;

                               (vii) knowingly take any action which would cause
any of the representations and warranties of the Company contained in this Agreement to be untrue as of the Closing Date;

                               (viii)  transfer  or grant  any right  under,  or
enter into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, trade name, invention, franchise or similar right, or modify any existing right with the respect thereto;

                               (ix)  institute,  settle or agree to  settle  any
litigation, action or proceeding before any court or governmental body relating to its business;

                               (x) suffer any change,  event or condition  which
materially adversely affects the condition (financial or otherwise) of the properties, assets, liabilities, business or prospects of the Company;

                               (xi) incur any obligation, or liability, absolute
or contingent or otherwise relating to the Company, whether due or to become due, except liabilities incurred in the ordinary course of business and which, individually or in the aggregate, involve less than $50,000; and

                               (xii) amend,  modify or alter the  Certificate of
Incorporation or Bylaws of the Company.


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                      (b) Investigation. The Company shall permit Parent to make or cause to be made such investigation of the business and properties of the Company and its financial and legal condition as Parent deems necessary or
advisable  to  familiarize   itself  therewith.   Parent  and  its  accountants,
contractors, counsel and other representatives shall have full access to the premises, real property, books and records of the Company during normal business hours. The officers of the Company shall promptly furnish Parent with access to
such  financial  and  operating  data,   including  bank  records,   information
concerning the ownership of, title to and restrictions upon the use of the Company's property, and other similar information with respect to business and properties of the Company as may be in their possession and as Parent shall from time to time reasonably request.

              5.2 Regulatory Authorizations, Third Party Consents. Each Party will use its reasonable efforts to obtain as soon as practicable all consents, authorizations, orders and approvals of any governmental commission, board or other regulatory body or any other person required for, or in connection with the performance by it of, this Agreement and the consummation by it of the transactions contemplated hereby and will cooperate fully with the other party hereto in assisting it to obtain any such consent, authorizations, orders and approvals.

              5.3  Additional  Agreements.  Subject to the terms and  conditions provided herein, each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement. In case at any time after the Closing Date any further action is necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party shall take all such necessary action.

              5.4 No Public Announcement. Except as may be required by law, or as contemplated by Sections 6.6 and 6.7 hereof, no party hereto shall make any public announcement concerning the transactions contemplated by this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld.

              5.5 Update of  Disclosure  Schedule.  The Company  shall  promptly disclose to Parent and update the Disclosure Schedule to indicate any developments which make inaccurate any of the representations and warranties of the Company contained herein.

                        ARTICLE VI - CONDITIONS PRECEDENT

              6.1 Parent's Conditions Precedent. Parent and Subsidiary shall have no obligation hereunder unless prior to or simultaneously with the Closing each of the conditions set forth in each of the clauses below shall have been satisfied or waived.

                      (a) Stockholder Approval. This Agreement shall have been approved by the holders of the Company Common Shares in accordance with the Act.

                      (b) Representations and Warranties of the Company. The representations and warranties of the Company contained in this Agreement were true and correct in all material respect

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as of date of this  Agreement and shall also be true and correct in all material respect at and as of the Closing Date with the same force and effect as if then initially made.

                      (c) Performance of Covenants. The Company shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required to be performed or complied with at or prior to the Closing.

                      (d)  Bring-Down   Certificate.   The  Company  shall  have
delivered to Parent a certificate, dated the Closing Date, certifying that all of the conditions set forth in this Section 7.1 have been satisfied.

                      (e) No Adverse Changes. Between the Balance Sheet Date and the Closing Date, there shall have been no material adverse change in the condition (financial or otherwise), operations, business or prospects of the Company.

                      (f) Authorizations: Consents. All governmental authorizations and all consents of other parties required pursuant to the terms and provisions of any leases, franchises, agreements, instruments, licenses and permits in connection with consummation of the transactions contemplated hereby shall have been obtained and delivered to Parent, all in form satisfactory to Parent.

                      (g) Legal Proceedings: Injunctions, etc. At the Closing Date, there shall be no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Parent, Subsidiary or the Company which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement; and at the Closing Date there shall be no pending lawsuit, claim or legal action involving Parent, the Subsidiary or the Company relating to the transactions contemplated by this Agreement which could or would adversely affect such transaction or Parent, the Subsidiary or the Company.

                      (h) Resolutions. The Company shall have delivered to Parent copies of resolutions of its Board of Directors and shareholders authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby.

              6.2 Conditions Precedent of the Company. The Company shall not have any obligation hereunder unless prior to or simultaneously with the Closing each of the conditions set forth in the clauses below shall have been satisfied or waived.

                      (a) Board of Director Approval. This Agreement shall have been approved by the Board of Directors of Parent and Subsidiary and the sole shareholder of Subsidiary.

                      (b) Parent's Representations and Warranties. The representations and warranties of Parent contained in this Agreement were true and correct at the date of this Agreement and shall also be true and correct at and as of the Closing Date with the same force and effect as if then initially made.


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                      (c) Parent's  Certificate.  Parent shall have delivered to the Company a certificate, dated the Closing Date, certifying that all of the conditions set forth in this Section 7.2 have been satisfied.

                      (d) Legal Proceedings; Injunctions. etc. At the Closing Date, there shall be no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company Parent or the Subsidiary which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement; and at the Closing Date there shall be no pending lawsuit, claim or legal action involving the Company or Parent or the Subsidiary relating to the transactions contemplated by this Agreement which could or would adversely affect such transaction or the Company.

                      (e) Resolutions. Parent shall have delivered to the Company copies of the resolutions of its and the Subsidiary's Board of Directors authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby.

                             ARTICLE VII - SURVIVAL

              7.1 Survival of Representations and Warranties. The representation and warranties of the Parties shall not survive the Closing.

                           ARTICLE VIII - TERMINATION

              8.1 Termination By Parties. This Agreement may be terminated at any time prior to the Closing Date:

                      (a) Mutual Consent. By the mutual consent of the Purchaser and the Company;

                      (b) By Parent. By Parent, if any of the conditions provided in Section 7.1 shall not have been satisfied, complied with or performed in any material respect, and Parent shall not have waived such failure or satisfaction, noncompliance or nonperformance;

                      (c) By the Company. By the Company, if any of the conditions provided in Section 7.2 shall not have been satisfied, complied with or performed in any material respect, and the Company shall not have waived such failure of satisfaction, noncompliance or nonperformance.

                      (d) Upset Date. By the Parent or the Company if the Closing shall not have occurred by February 28, 1997; providing that such terminating party shall not be in default hereunder.

              In the event of any termination pursuant to Subsections (b), (c) or (d) above, written notice setting forth the reasons therefor shall forthwith be given by the terminating party to the other party.

              Any termination pursuant to Subsections (b) or (c) above shall not be a waiver of any rights or remedies otherwise available under this Agreement, by operation of law or otherwise to the party who so terminates.

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                           ARTICLE IX - MISCELLANEOUS

              9.1 Headings. Section and other headings contained in this Agreement are for reference purposes only and will not affect in any way the making of this Agreement or its interpretation.

              9.2 Governing Law. It is the intention of the Parties that the laws of the State of Utah (without giving effect to the choice of law rules thereof) will govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

              9.3 Entire Agreement. This Agreement, the Exhibits hereto and the Disclosure Schedule constitute the entire Agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written of the Parties. All Exhibits to this Agreement and the Disclosure Schedule constitute an integral part of this Agreement as if fully written herein.

              9.4 Assignment. Neither this Agreement nor any rights hereunder may be assigned by either Party hereto without the express written consent of the other Party.

              9.5 Binding Effect. Subject to the provisions of Section 10.4 hereof, this Agreement will be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the Parties.

              9.6 Notices. Any notices or communications required or permitted herein will be deemed to have been sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, or sent by facsimile
(fax) transmission as follows:

If to Parent or Subsidiary:  Wireless Cable & Communications, Inc.
                                                 102 West 500 South
                                                 Salt Lake City, Utah  84101

If to Company:                          Telecom Investment Company
                                                 2936 Sierra Point Place
                                                 Salt Lake City, Utah  84109

Either party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner set forth herein. Any notice, request, demand, claim or other communication hereunder shall be deemed delivered on the earlier to occur of (i) its actual receipt, or (ii) the second business day following its deposit in the United States mail with postage prepaid and return receipt requested, or
(iii) the second business day following its deposit with the overnight courier service, or (iv) the date it is sent to the party in question by confirmed telecopier transmission sent prior to 5:00 p.m. Mountain time on a regular business day.

              9.7 Expenses. Each party shall bear its own expenses incurred in connection with the transactions contemplated by this Agreement, including legal and accounting fees and expenses.


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              9.8  Counterparts.  This  Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument and all of which together will constitute one and the same instrument.

              9.9  Waivers and Amendments.

                      (a) Extension and Waiver. Parent, on the one hand, and the Company, on the other, may, by notice to the other, (i) extend the time the observance and performance of any term or provision of this Agreement on the other's part to be observed and performed, (ii) waive compliance with, or permit modified observance or performance of, any of the covenants or obligations of the other contained in this Agreement.

                      (b) Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by Parent and the Company. The waiver of a breach or default in the observance and performance of any terms or provisions hereof shall not operate or be construed as a waiver of any subsequent breach or default.

                      (c) Failure to Exercise Rights. No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any other right or remedy by it. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or in equity.

              IN WITNESS WHEREOF, each of the parties has executed this Agreement on the date first above written.
                                                PARENT:

                                                WIRELESS CABLE & COMMUNICATIONS,
                                                INC.


                                                By: /s/ Lance D'Ambrosio
                                                Its: President


                                                SUBSIDIARY:

                                                NEWWCCI, INC.


                                                By: /s/ Anthony Sansone
                                                Its: Secretary
                                                COMPANY:


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                                                TELECOM INVESTMENT CORPORATION


                                                By: /s/ George D'Ambrosio
                                                Its: Chairman


                                       94